Supplement to the currently effective Statements of Additional Information for the listed Fund:

DWS Floating Rate Plus Fund

--------------------------------------------------------------------------------

The following information replaces the similar disclosure in the "Additional Information" section of the above mentioned Fund's current Statements of Additional Information.



The Fund has a May 31 fiscal year end.



               Please Retain This Supplement for Future Reference


November 6, 2007